Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2018
Accrued expenses and other current liabilities [Abstract]
Accrued expenses and other current liabilities
13. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2017	2018
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users	63,499	35,119	5,108
Payable for business acquisition	26,925	25,722	3,741
Accrued liabilities related to customers incentive program	2,142	1,395	203
Accrued professional service fees	9,878	8,028	1,168
Accrued advertising expenses	74,548	63,531	9,240
Deposits received from suppliers	70,212	90,853	13,214
Accrued operating expenses	54,834	32,391	4,711
Advanced payment from banks	18,748	15,567	2,264
Discounted bank acceptance notes	—	142,000	20,653
Short-term borrowings	—	49,312	7,172
Others	52,904	69,226	10,070
Total	373,690	533,144	77,544

Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes, which are repayable within one year with interest ranging from 3.7% to 5.8%.

Short-term borrowings represent loans from banks, which are repayable within one year with interest ranging from 5.7% to 7.5%.